UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: November 13, 2007 (Date of earliest event reported)
Vicor Corporation (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18277 (Commission File Number)	04-2742817 (IRS Employer Identification Number)

25 Frontage Road, Andover, Massachusetts (Address of principal executive offices)		01810 (Zip Code)
(978) 470-2900 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Vicor Corporation (the "Company") announced that it received an additional Nasdaq Staff Determination Letter on November 13, 2007 indicating that the Company is not in compliance with Marketplace Rule 4310(c)(14), which requires timely filing of periodic reports with Nasdaq for continued listing. As anticipated, the letter was issued in accordance with Nasdaq's procedures as a result of the delayed filing of the Company's Quarterly Report on Form 10-Q for the three months ended September 30, 2007.

As previously disclosed, Nasdaq initially informed the Company on August 15, 2007 that its securities would be delisted due to the Company's delay in filing its Quarterly Report on Form 10-Q for the three months ended June 30, 2007 unless the Company requested a hearing in accordance with applicable Nasdaq Marketplace Rules. The Company subsequently requested and was granted a hearing before the Nasdaq Listing Qualifications Panel (the "Panel"). The Panel rendered its decision on November 2, 2007, as previously disclosed, granting the Company's request to give the Company until January 31, 2008 to file its past due Form 10-Q for the quarter ended June 30, 2007 and regain compliance with Nasdaq's listing requirements. The Company intends to make a submission to the Panel to address the delayed filing of its third quarter Form 10-Q. Pending a decision by the Panel, the Company's shares will continue to be listed on the Nasdaq Global Select Market. There can be no assurance that the Panel will grant the Company's request for continued listing.

Item 7.01. Regulation FD Disclosure

Vicor Corporation issued a press release on November 15, 2007, a copy of which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The full text of that press release is attached as Exhibit 99.1 hereto and incorporated by reference herein. The information furnished under this Item 7.01, including the Exhibit attached hereto, shall not be deemed "filed" for any purpose, including for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Vicor Corporation dated November 15, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2007	VICOR CORPORATION By: /s/ Mark A. Glazer Mark A. Glazer Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Vicor Corporation dated November 15, 2007